Morgan Stanley India Investment Fund, Inc.

First Quarter Report − March 31, 2025 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (102.2%)
Automobile Components (2.2%)
Samvardhana Motherson International Ltd.	4,001,966	$6,076

Automobiles (3.9%)
Mahindra & Mahindra Ltd.	341,210	10,591

Banks (28.4%)
Axis Bank Ltd.	933,490	11,974
Federal Bank Ltd.	1,189,143	2,670
HDFC Bank Ltd.	825,072	17,588
ICICI Bank Ltd.	2,036,730	32,013
IDFC First Bank Ltd. (a)	6,835,008	4,373
IndusInd Bank Ltd.	256,203	1,939
State Bank of India	702,524	6,316
		76,873
Beverages (1.8%)
United Breweries Ltd.	207,356	4,839

Capital Markets (1.9%)
360 ONE WAM Ltd.	125,780	1,382
HDFC Asset Management Co. Ltd.	78,543	3,674
		5,056
Chemicals (2.5%)
Pidilite Industries Ltd.	208,085	6,924

Construction & Engineering (2.7%)
Larsen & Toubro Ltd.	177,094	7,202

Construction Materials (2.3%)
Grasim Industries Ltd.	206,443	6,287

Consumer Finance (7.6%)
Bajaj Finance Ltd.	85,918	8,952
Cholamandalam Investment & Finance Co. Ltd.	458,470	8,118
Shriram Finance Ltd.	454,039	3,467
		20,537
Electrical Equipment (2.2%)
CG Power & Industrial Solutions Ltd.	472,840	3,512
Hitachi Energy India Ltd.	16,211	2,385
		5,897
Financial Services (2.7%)
Aavas Financiers Ltd. (a)	304,238	7,385

Food Products (1.4%)
Bikaji Foods International Ltd.	491,245	3,783

Health Care Providers & Services (3.1%)
Apollo Hospitals Enterprise Ltd.	108,977	8,417

Hotels, Restaurants & Leisure (9.2%)
Le Travenues Technology Ltd. (a)	2,262,646	3,724
MakeMyTrip Ltd. (a)	62,730	6,147
Restaurant Brands Asia Ltd. (a)	2,485,483	1,750
SAMHI Hotels Ltd. (a)	1,522,382	2,496
Swiggy Ltd. (a)	435,151	1,672
Zomato Ltd. (a)	3,847,999	9,039
		24,828
Household Durables (3.9%)
Amber Enterprises India Ltd. (a)	61,127	5,122
Crompton Greaves Consumer Electricals Ltd.	1,302,445	5,380
		10,502
Information Technology Services (8.0%)
Coforge Ltd.	46,202	4,331
Infosys Ltd.	947,289	17,358
		21,689
Insurance (1.8%)
SBI Life Insurance Co. Ltd.	275,553	4,970

Machinery (0.7%)
Happy Forgings Ltd.	214,497	1,966

Oil, Gas & Consumable Fuels (5.1%)
Reliance Industries Ltd.	937,274	13,935

Personal Care Products (0.8%)
Colgate-Palmolive India Ltd.	73,571	2,054

Pharmaceuticals (5.3%)
Emcure Pharmaceuticals Ltd. (a)	253,037	3,145
Mankind Pharma Ltd. (a)	231,538	6,541
Piramal Pharma Ltd.	1,838,151	4,800
		14,486
Real Estate Management & Development (1.3%)
Keystone Realtors Ltd. (a)	581,112	3,609

Transportation Infrastructure (1.4%)
JSW Infrastructure Ltd.	990,636	3,680

Wireless Telecommunication Services (2.0%)
Bharti Hexacom Ltd.	320,286	5,457
TOTAL COMMON STOCKS (Cost $177,401)		277,043

Morgan Stanley India Investment Fund, Inc.

First Quarter Report − March 31, 2025 (unaudited)

Portfolio of Investments (cont’d)

	Shares	Value (000)
SHORT-TERM INVESTMENT (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class, 4.27% (b) (Cost $1,905)	1,904,663	$1,905
TOTAL INVESTMENTS (102.9%) (Cost $179,306) (c)(d)(e)		278,948
LIABILITIES IN EXCESS OF OTHER ASSETS (–2.9%)		(7,972)
NET ASSETS (100.0%)		$270,976

(a)	Non-income producing security.
(b)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the “Liquidity Fund”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the three months ended March 31, 2025, advisory fees paid were reduced by approximately $2,000 relating to the Fund’s investment in the Liquidity Fund.
(c)	The approximate fair value and percentage of net assets, $270,896,000 and 100.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to Portfolio of Investments.
(d)	The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the “Rule”). As a result of a change in the Rule 2a-5 (aka the “Valuation Rule”), which impacts transactions under Rule 17a-7, a security is an eligible security for purposes of Rule 17a-7 only when there is a “readily available market quotation” for the security. The Fund’s Rule 17a-7 policy was amended effective September 8, 2022, to reflect the new requirements of Rule 2a-5. For the three months ended March 31, 2025, the Fund did not engage in any cross-trade transactions.
(e)	At March 31, 2025, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $104,561,000 and the aggregate gross unrealized depreciation is approximately $4,919,000, resulting in net unrealized appreciation of approximately $99,642,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	38.1%
Banks	27.6
Hotels, Restaurants & Leisure	8.9
Information Technology Services	7.8
Consumer Finance	7.4
Pharmaceuticals	5.2
Oil, Gas & Consumable Fuels	5.0
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley India Investment Fund, Inc.

First Quarter Report − March 31, 2025 (unaudited)

Notes to the Portfolio of Investments

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Fund’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the “Adviser”) Morgan Stanley Investment Management Company (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security’s fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions(“spot contracts”) and foreign exchange forward contracts(“forward contracts”) are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Fund’s Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Morgan Stanley India Investment Fund, Inc.

First Quarter Report − March 31, 2025 (unaudited)

Notes to the Portfolio of Investments (cont’d)

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley India Investment Fund, Inc.

First Quarter Report − March 31, 2025 (unaudited)

Notes to the Portfolio of Investments (cont’d)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2025:

Investment Type	Level 1 Unadjusted Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total (000)
Assets:
Common Stocks
Automobile Components	$—	$6,076	$—	$6,076
Automobiles	—	10,591	—	10,591
Banks	—	76,873	—	76,873
Beverages	—	4,839	—	4,839
Capital Markets	—	5,056	—	5,056
Chemicals	—	6,924	—	6,924
Construction & Engineering	—	7,202	—	7,202
Construction Materials	—	6,287	—	6,287
Consumer Finance	—	20,537	—	20,537
Electrical Equipment	—	5,897	—	5,897
Financial Services	—	7,385	—	7,385
Food Products	—	3,783	—	3,783
Health Care Providers & Services	—	8,417	—	8,417
Hotels, Restaurants & Leisure	6,147	18,681	—	24,828
Household Durables	—	10,502	—	10,502
Information Technology Services	—	21,689	—	21,689
Insurance	—	4,970	—	4,970
Machinery	—	1,966	—	1,966
Oil, Gas & Consumable Fuels	—	13,935	—	13,935
Personal Care Products	—	2,054	—	2,054
Pharmaceuticals	—	14,486	—	14,486
Real Estate Management & Development	—	3,609	—	3,609
Transportation Infrastructure	—	3,680	—	3,680
Wireless Telecommunication Services	—	5,457	—	5,457
Total Common Stocks	6,147	270,896	—	277,043
Short-Term Investment
Investment Company	1,905	—	—	1,905
Total Assets	$8,052	$270,896	$—	$278,948

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.